UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

AADI BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (424) 744-8055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2022, Aadi Bioscience, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

All of the information furnished in this Item 2.02 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2022, the Company announced the appointment of Neil Desai, founder, director, President and Chief Executive Officer of the Company, to Executive Chairman of the Company and Brendan Delaney, Chief Operating Officer, to President and Chief Executive Officer of the Company, effective as of January 1, 2023 (the “Effective Date”). Dr. Desai will continue to serve on the board of directors of the Company (the “Board”) and Mr. Delaney will be removed as the Company’s Chief Operating Officer, effective as of the Effective Date.

On November 8, 2022, the Company issued a press release announcing the appointment of Dr. Desai as Executive Chairman and Mr. Delaney as President and Chief Executive Officer of the Company, effective as of the Effective Date. A copy of the press release announcing such information is furnished herewith as Exhibit 99.2.

Increase in Board Size; Appointment of Brendan Delaney to Board Effective January 1, 2023

On November 8, 2022, the Board increased the Board’s size from seven (7) to eight (8) directors and elected Mr. Delaney to fill the resulting vacancy, effective as of the Effective Date. Mr. Delaney was appointed as a Class II director and Mr. Delaney’s term of office will expire at the Company’s 2025 annual meeting of stockholders or until his successor is duly elected and qualified.

Brendan Delaney Employment Agreement

In connection with Mr. Delaney’s appointment to President and Chief Executive Officer of the Company, on November 8, 2022, the Company entered into an Amended and Restated Executive Employment Agreement (the “Delaney Employment Agreement”) with Mr. Delaney, effective as of the Effective Date. Pursuant to the terms of the Delaney Employment Agreement, Mr. Delaney will receive an annual base salary of $624,000 and will be eligible to receive an annual bonus of up to 60% of his annual base salary upon achievement of performance objectives to be determined by the Board or its authorized committee in its sole discretion, with reasonable input from Mr. Delaney. Mr. Delaney will be eligible to participate in employee benefit plans generally available to other senior executives of the Company.

In connection with his appointment and pursuant to the Delaney Employment Agreement, the compensation committee of the Board (the “Compensation Committee”) approved a grant of an option (the “Delaney Option”) to purchase 150,000 shares of the common stock, par value $0.0001 per share, of the Company (“Common Stock”) under the Company’s 2021 Equity Incentive Plan (the “Plan”), effective as of the Effective Date. The Delaney Option will have an exercise price equal to the closing price of the Company’s Common Stock in trading on the Nasdaq Capital Market (“Nasdaq”) on the first trading day following the Effective Date. The shares of Common Stock subject to the Delaney Option will vest as to 25% on January 1, 2024, and 1/48th of the total shares of Common Stock subject to the Delaney Option will vest on the 1st of each month thereafter, so that the Delaney Option will be fully vested on the four year anniversary of the Effective Date, subject to Mr. Delaney continuing to provide services to the Company through the relevant vesting dates.

The Delaney Employment Agreement further provides that if, outside of the Change of Control Period (as defined in the Delaney Employment Agreement), Mr. Delaney’s employment is terminated by the Company other than for Cause (as defined in the Delaney Employment Agreement), death or Disability (as defined in the Delaney Employment Agreement) or Mr. Delaney resigns for Good Reason (as defined in the Delaney Employment Agreement), Mr. Delaney will be entitled to receive: (i) continuing payments of severance pay for a period of eighteen (18) months at a rate equal to (A) one hundred and fifty percent (150%) of his base salary, as then in effect, divided by (B) 18, and (ii) if he elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) within the time period prescribed pursuant to COBRA for himself and his eligible dependents, then the Company will reimburse Mr. Delaney for the COBRA premiums for such coverage (at the coverage levels in effect immediately prior to Mr. Delaney’s termination) until the earlier of (A) a period of eighteen (18) months from the date of termination or (B) the date upon which Mr. Delaney and/or Mr. Delaney’s eligible dependents are no longer eligible for COBRA continuation coverage. If, within the Change of Control Period, Mr. Delaney’s employment is terminated by the Company other than for Cause, death or Disability or Mr. Delaney resigns for Good Reason, Mr. Delaney will be entitled to receive: (i) a lump sum payment equal to one hundred and fifty percent (150%) of the sum of: (A) his base salary, as then in effect, or if greater, at the level in effect immediately prior to the Change of Control, plus (B) his target bonus in effect for the fiscal year in which his termination of employment occurs, (ii) if he elects continuation coverage pursuant to COBRA within the time period prescribed pursuant to COBRA for himself and his eligible dependents, then the Company will reimburse Mr. Delaney for the COBRA premiums for such coverage (at the coverage levels in effect immediately prior to Mr. Delaney’s termination) until the earlier of (A) a period of eighteen (18) months from the date of termination or (B) the date upon which Mr. Delaney and/or Mr. Delaney’s eligible dependents are no longer eligible for COBRA continuation coverage, and (iii) accelerated vesting as to one hundred percent (100%) of Mr. Delaney’s then outstanding and unvested equity awards to acquire Common Stock.

Payment of any severance payments to Mr. Delaney pursuant to the Delaney Employment Agreement is contingent on his execution and not revoking a separation agreement and release of claims in a form reasonably satisfactory to the Company (the “Delaney Release”), and provided that such Delaney Release becomes effective and irrevocable no later than sixty (60) days following the termination date.

Mr. Delaney, age 48, has served as the Company’s Chief Operating Officer since September 2021. Prior to joining the Company, Mr. Delaney served as the Chief Commercial Officer of Constellation Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company that was acquired by MorphoSys for $1.4 billion, from January 2021 to September 2021. From November 2017 to January 2021, Mr. Delaney served as the Chief Commercial Officer of Immunomedics, Inc., a biotechnology company. Mr. Delaney was employed at Celgene Corporation, now a wholly-owned subsidiary of Bristol Myers Squibb Company, from March 2011 to November 2017, where he most recently served as Vice President, US Commercial Hematology/Oncology. Mr. Delaney’s prior roles at Celgene Corporation include Vice President, Global Marketing, Hematology and Executive Director, Global Marketing, Multiple Myeloma Franchise. Before joining Celgene in 2011, Mr. Delany was the Director of the Global Chronic Myeloid Leukemia (CML) Franchise at Novartis Oncology, a healthcare company. From 2006 to 2011, Brendan held a variety of commercial positions at Novartis Oncology, including serving as U.S. Marketing Lead for the launch of Afinitor in Renal Cell Carcinoma. Mr. Delaney currently serves on the board of directors of BeyondSpring Pharmaceuticals, Inc. (NASDAQ: BYSI). Mr. Delaney received his B.S. in biological sciences from Rutgers University and his M.B.A. in finance from The Stern School of Business at New York University.

Mr. Delaney purchased 20,000 shares of the Company’s common stock (for a purchase price of $250,000) in a private placement transaction that closed on September 26, 2022 (the “PIPE Financing”). Mr. Delaney’s transaction was on the same terms as the other investors who purchased shares in the PIPE Financing pursuant to the Securities Purchase Agreement dated September 22, 2022.

Mr. Delaney has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than the above PIPE Financing transaction. Other than as described in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Delaney and any other persons pursuant to which he was appointed as the President and Chief Executive Officer or as a director of the Company.

Neil Desai Employment Agreement

In connection with Dr. Desai’s appointment to Executive Chairman of the Company, on November 8, 2022, the Company entered into an Amended and Restated Executive Employment Agreement (the “Desai Employment Agreement”) with Dr. Desai, effective as of the Effective Date. Pursuant to the terms of the Desai Employment Agreement, Dr. Desai will receive an annual base salary of $624,000 and will be eligible to receive an annual bonus with a target amount equal to 60% of his annual base salary upon achievement of performance objectives to be determined by the Board or its authorized committee in its sole discretion. Dr. Desai will be eligible to participate in employee benefit plans generally available to other senior executives of the Company.

In connection with his appointment and pursuant to the Desai Employment Agreement, the Compensation Committee approved a grant of an option (the “Desai Option”) to purchase 150,000 shares of Common Stock under the Plan, effective as of the Effective Date. The Desai Option will have an exercise price equal to the closing price of the Company’s Common Stock in trading on the Nasdaq on the first trading day following the Effective Date. The shares of Common Stock subject to the Desai Option will vest as to 25% on January 1, 2024, and 1/48th of the total shares of Common Stock subject to the Desai Option will vest on the 1st of each month thereafter, so that the Desai Option will be fully vested on the four year anniversary of the Effective Date, subject to Dr. Desai continuing to provide services to the Company through the relevant vesting dates.

The Desai Employment Agreement provides that if, outside of the Change of Control Period (as defined in the Desai Employment Agreement), Dr. Desai’s employment is terminated by the Company other than for Cause (as defined in the Desai Employment Agreement), death or Disability (as defined in the Desai Employment Agreement) or Dr. Desai resigns for Good Reason (as defined in the Desai Employment Agreement), Dr. Desai will be entitled to receive: (i) continuing payments of severance pay for a period of eighteen (18) months equal to an amount each month equal to the sum of (A)(x) one hundred and fifty percent (150%) of his base salary, as then in effect, plus (y) one hundred and fifty percent (150%) of the sum of all performance bonuses paid to Dr. Desai for the Company’s fiscal year immediately preceding the fiscal year in which Dr. Desai’s termination of employment occurs, divided by (B) 18, (ii) if he elects continuation coverage pursuant to COBRA within the time period prescribed pursuant to COBRA for himself and his eligible dependents, then the Company will reimburse Dr. Desai for the COBRA premiums for such coverage (at the coverage levels in effect immediately prior to Dr. Desai’s termination) until the earlier of (A) a period of eighteen (18) months from the date of termination or (B) the date upon which Dr. Desai and/or Dr. Desai’s eligible dependents are no longer eligible for COBRA continuation coverage, (iii) Dr. Desai’s outstanding and unvested equity awards subject solely to service-based vesting will accelerate vesting as to the number of shares of Common Stock subject to such awards that would have otherwise vested had Dr. Desai continued to be employed by the Company for an additional eighteen (18) months following termination of Dr. Desai’s employment, (iv) Dr. Desai’s outstanding stock option awards will remain exercisable until the earlier of (a) twelve (12) months following the date of Dr. Desai’s termination of employment or (b) the expiration of the term of such Company stock option award set forth in the applicable stock option agreement, and (v) the Company will pay Dr. Desai (x) a pro rata annual bonus for the year in which such termination occurs based on actual performance (but treating all individual performance goals, if any, as achieved at target levels) (the “Pro Rata Bonus”), and (y) any earned but unpaid annual bonus for a performance year that ended prior to the date of termination (the “Prior Year Bonus”). If, within the Change of Control Period, Dr. Desai’s employment is terminated by the Company other than for Cause, death or Disability or Dr. Desai resigns for Good Reason, Dr. Desai will be entitled to receive: (i) a lump sum payment equal to one hundred and fifty percent (150%) of the sum of: (A) his base salary, as then in effect, or if greater, at the level in effect immediately prior to the Change of Control, plus (B) his target bonus in effect for the fiscal year in which his termination of employment occurs, (ii) if he elects continuation coverage pursuant to COBRA within the time period prescribed pursuant to COBRA for himself and his eligible dependents, then the Company will reimburse Dr. Desai for the COBRA premiums for such coverage (at the coverage levels in effect immediately prior to Dr. Desai’s termination) until the earlier of (A) a period of eighteen (18) months from the date of termination or (B) the date upon which Dr. Desai and/or Dr. Desai’s eligible dependents are no longer eligible for COBRA continuation coverage, (iii) accelerated vesting as to one hundred percent of Dr. Desai’s then outstanding and unvested equity awards to acquire Common Stock, (iv) Dr. Desai’s outstanding stock option awards will remain exercisable until the earlier of (a) twelve (12) months following the date of Dr. Desai’s termination of employment or (b) the expiration of the term of such Company stock option award set forth in the applicable stock option agreement, and (v) the Company will pay Dr. Desai (x) the Pro Rata Bonus and (y) any applicable Prior Year Bonus.

Payment of any severance payments to Dr. Desai pursuant to the Desai Employment Agreement is contingent on his execution and not revoking a separation agreement and release of claims in a form reasonably satisfactory to the Company (the “Desai Release”), and provided that such Desai Release becomes effective and irrevocable no later than sixty (60) days following the termination date.

The foregoing description of the material terms of the Delaney Employment Agreement and the Desai Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Delaney Employment Agreement and the Desai Employment Agreement, which will be filed as exhibits in a subsequent periodic report of the Company to be filed under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 9, 2022

99.2	Press Release, dated November 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2022

/s/ Neil Desai, Ph.D.
Neil Desai, Ph.D.
President and Chief Executive Officer